UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2005

Huntington Bancshares Incorporated

(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 South High Street, Columbus, Ohio		43287

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4

Item 9.01. Financial Statements and Exhibits.

The exhibits referenced below shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

(c) Exhibits.

Exhibit 99.2	U.S. Securities and Exchange Commission Litigation Release No. 19243, Accounting and Auditing Enforcement Release No. 2251, Exchange Act Release No. 33-8579, Accounting and Auditing Enforcement Release No. 2252, dated June 2, 2005

Exhibit 99.3	Order Instituting Public Administrative and Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 and Rule 102(e) of the Commission’s Rules of Practice, Making Findings, Imposing a Cease-and-Desist Order, Imposing Remedial Sanctions, and Other Relief, Securities Act of 1933 Release No. 8579, Securities Exchange Act of 1934 Release No. 51781, Accounting and Auditing Enforcement Release No. 2252, and Administrative Proceeding File No. 3-11940, dated June 2, 2005

Exhibit 99.4	United States Securities and Exchange Commission v. Huntington Bancshares, Inc., Thomas E. Hoaglin, Michael J. McMennamin, and John Van Fleet, CPA, Civil Action No. 2:05CV538, (JDH) (S.D. OHIO 2005), Complaint

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated
June 3, 2005	By:	/s/ Donald R. Kimble
		Name:	Donald R. Kimble
		Title:	Chief Financial Officer and Controller

Exhibit Index

Exhibit No.	Description
99.2	U.S. Securities and Exchange Commission Litigation Release No. 19243, Accounting and Auditing Enforcement Release No. 2251, Exchange Act Release No. 33-8579, Accounting and Auditing Enforcement Release No. 2252, dated June 2, 2005

99.3	Order Instituting Public Administrative and Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 and Rule 102(e) of the Commission’s Rules of Practice, Making Findings, Imposing a Cease-and-Desist Order, Imposing Remedial Sanctions, and Other Relief, Securities Act of 1933 Release No. 8579, Securities Exchange Act of 1934 Release No. 51781, Accounting and Auditing Enforcement Release No. 2252, and Administrative Proceeding File No. 3-11940, dated June 2, 2005

99.4	United States Securities and Exchange Commission v. Huntington Bancshares, Inc., Thomas E. Hoaglin, Michael J. McMennamin, and John Van Fleet, CPA, Civil Action No. 2:05CV538, (JDH) (S.D. OHIO 2005), Complaint